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JUNE 30, 2007

RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ESSENTIAL PORTFOLIO FUNDS

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

ESSENTIAL PORTFOLIO MODERATE FUND

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

8

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

11

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

16

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

17

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

22

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

23

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The U.S. economy showed unmistakable signs of slowing as GDP growth decelerated throughout the first half of 2007, hitting sub-1% pace by the end of the first quarter. Higher gas prices and the recession in the housing and auto sectors put the brakes on economic growth.

Despite the economic slowdown and the accompanying slowdown in corporate earnings, stocks rallied with major market averages gaining between 6% and 8%. Two major factors came into play, helping stock prices during the first half of the year. First, although corporate earnings are slowing, they are slowing less than anticipated. The major factor boosting stock prices, however, was the continuing explosion in global liquidity. Put simply, with many emerging economies growing at breathtaking rates, the global economy is generating wealth at an unprecedented rate. Wealth created from exports, trade, energy production and distribution is being augmented by massive foreign exchange reserves, money supply growth and corporate earnings. Private equity investment, leveraged buyouts and merger and acquisition activity are all at or near record levels as the global liquidity wave continues to find its way into stock prices. As a result, just as earnings have started to slow, stock price multiples have started to expand. Until now, the nearly three and a half year rally in stock prices has been entirely earnings driven, with price/earnings multiples actually contracting as earnings growth outstripped stock price gains.

Sector level performance indicated that investor flows continue to go to those parts of the market that are highly leveraged to the global growth theme. Energy, Materials, Industrials and Technology—all sectors that benefit from rapid global growth—were the strongest performers for the first half of the year.

The laggards—Financials and Consumer Discretionary stocks—highlighted that investors were concerned about the threat from rising interest rates as well as pressures on consumer spending from higher gas prices.

Interest rates did, in fact, rise in the first half as inflation worries increased on the back of rising commodity prices and labor costs. Also pushing long-term rates higher was an increase in global interest rates as central banks in both developed and developing economies raised rates in a bid to forestall inflationary pressures. Long-term rates moved up, short-term rates moved down and the yield curve resumed its positive slope.

International equity markets performed well, reflecting many of the trends outlined above. Emerging market stocks continued to power ahead, generating double-digit returns in the process. While we remain constructive on the outlook for economic growth in the emerging markets, we are concerned about the outlook for emerging market stocks. In a nutshell, many exchanges in the developing markets are taking on bubble characteristics with stock market speculation running rampant.

That brings us to the other defining characteristic of the first half of the year—the heightened awareness of risk. This was most evident in the global pull-back in stock prices in late February and early May. That shock, which had its origins in overseas markets, has now been augmented by the widespread use of sub prime mortgage debt in the hedge fund community.

We think it is a relatively safe bet that the U.S. economy will accelerate from Q1’s sub-1% pace. Moreover,

the massive wealth being generated by the global economy is not going away, and there is no reason to doubt that some of that liquidity will continue to find its way into U.S. stock markets. Putting it all together, the general pressure on stock prices is to the upside, and current valuation multiples provide some limited room for that to take place. Even so, perceptions of risk have increased, so we would not be surprised to see pullbacks along the way—perhaps unsettling ones.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David Reilly, CFA

Director, Portfolio Strategies

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. As a shareholder of a Fund, you incur two types of costs: (i)

transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (ii) ongoing costs, including management fees,

administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2006 and ending June 30, 2007.

The following tables illustrate your Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that you would have paid had you started with $1,000 in the

Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help you compare your Fund’s cost with those of other mutual funds. The table provides information about hypothetical account val-

ues and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations above assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs which may be incurred by the Fund.

You can find more information about the Fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

December 31, 2006

June 30, 2007

Period*

Table 1. Based on actual Fund return

Essential Portfolio Conservative Fund

0.01%

$1,000.00

$1,042.60

$0.05

Essential Portfolio Moderate Fund

—

1,000.00

1,058.00

—

Essential Portfolio Aggressive Fund

—

1,000.00

1,061.70

—

Table 2. Based on hypothetical 5% return

Essential Portfolio Conservative Fund

0.01%

1,000.00

1,024.74

0.05

Essential Portfolio Moderate Fund

—

1,000.00

1,024.79

—

Essential Portfolio Aggressive Fund

—

1,000.00

1,024.79

—

ber of days in the most recent fiscal half-year, then divided by 365. Expenses shown do not include fees charged by insurance companies.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the num-

† Does not include expenses of the underlying funds in which the Funds invest, and is annualized.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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5

FUND PROFILES (Unaudited)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

OBJECTIVE: To primarily seek preservation of capital and, secondarily, to seek long-term growth of capital.

Inception: October 27, 2006

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rydex Variable Trust — Government

100%

Long Bond 1.2x Strategy Fund

17.7%

Rydex Variable Trust — U.S. Government

Alternative

Money Market Fund

17.3%

80%

Strategies Funds

Rydex Variable Trust — Europe

1.25x Strategy Fund

13.3%

International Equity

Rydex Variable Trust — Absolute

60%

Fund

Return Strategies Fund

12.4%

Rydex Variable Trust — Large-Cap

Value Fund

9.6%

Fund and Money

40%

Rydex Variable Trust — Commodities

U.S. Fixed-Income

Market Fund

Strategy Fund

4.6%

20%

Rydex Variable Trust — Multi-Cap

Core Equity Fund

4.2%

U.S. Equity Funds

Rydex Variable Trust — Real Estate

Fund

4.1%

Essential Portfolio Conservative Fund

Rydex Variable Trust — Mid-Cap

0%

Growth Fund

3.5%

“Industry Diversification (Market Exposure as % of Net Assets)“ excludes any

Rydex Variable Trust — Mid-Cap

temporary cash investments.

Value Fund

3.1%

Top Ten Total

89.8%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

ESSENTIAL PORTFOLIO MODERATE FUND

OBJECTIVE: To primarily seek growth of capital and, secondarily, to seek preservation of capital.

Inception: October 27, 2006

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rydex Variable Trust — Europe 1.25x

100%

Strategy Fund

15.8%

Rydex Variable Trust — Japan 1.25x

Strategies Funds

Alternative

Strategy Fund

11.3%

80%

Rydex Variable Trust — Absolute

Return Strategies Fund

7.5%

Rydex Variable Trust — Government

Funds

60%

International Equity

Long Bond 1.2x Strategy Fund

7.3%

Rydex Variable Trust — OTC Fund

7.2%

Rydex Variable Trust — Commodities

40%

U.S. Fixed-Income Fund

Strategy Fund

6.6%

Rydex Variable Trust — Large-Cap

20%

U.S. Equity Funds

Value Fund

6.6%

Rydex Variable Trust — Nova Fund

6.3%

Rydex Variable Trust — Real Estate

0%

Fund

6.2%

Essential Portfolio Moderate Fund

Rydex Variable Trust — Mid-Cap

Growth Fund

4.3%

Top Ten Total

79.1%

“Industry Diversification (Market Exposure as % of Net Assets)“ excludes any

“Ten Largest Holdings” exclude any temporary

temporary cash investments.

cash or derivative investments.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (concluded)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

OBJECTIVE: To primarily seek growth of capital.

Inception: October 27, 2006

Industry Diversification (Market Exposure as % of Net Assets)

Ten Largest Holdings (% of Total Net Assets)

Rydex Variable Trust — Japan 1.25x

Strategy Fund

14.1%

100%

Rydex Variable Trust — OTC 2x

Strategies Funds

Alternative

Strategy Fund

11.4%

80%

Rydex Variable Trust — S&P 500 2x

Strategy Fund

11.2%

International Equity

Rydex Variable Trust — Europe 1.25x

Strategy Fund

60%

Funds

10.0%

Rydex Variable Trust — Real Estate

U.S. Fixed-Income Fund

Fund

8.1%

40%

Rydex Variable Trust — Small-Cap

Value Fund

5.5%

U.S. Equity Funds

Rydex Variable Trust — Commodities

Rydex Variable Trust — Russell 2000®

20%

Strategy Fund

5.1%

1.5x Strategy Fund

5.0%

Essential Portfolio Aggressive Fund

0%

Rydex Variable Trust — Government

Long Bond 1.2x Strategy Fund

4.3%

Rydex Variable Trust — Mid-Cap

“Industry Diversification (Market Exposure as % of Net Assets)“ excludes any

Growth Fund

3.8%

temporary cash investments.

Top Ten Total

78.5%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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7

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

MARKET

SHARES

VALUE

(NOTE 1)

MUTUAL FUNDS † 100.0%

Rydex Variable Trust - Government

Long Bond 1.2x Strategy Fund

41,138

$

444,699

Rydex Variable Trust - U.S.

Government Money Market Fund

434,316

434,316

Rydex Variable Trust - Europe 1.25x

Strategy Fund

10,011

334,769

Rydex Variable Trust - Absolute

Return Strategies Fund

11,241

311,707

Rydex Variable Trust - Large-Cap

Value Fund

7,032

240,777

Rydex Variable Trust - Commodities

Strategy Fund*

6,076

116,722

Rydex Variable Trust - Multi-Cap

Core Equity Fund

3,458

105,325

Rydex Variable Trust - Real Estate

Fund

2,151

102,363

Rydex Variable Trust - Mid-Cap

Growth Fund

2,653

86,998

Rydex Variable Trust - Mid-Cap

Value Fund

3,189

76,960

Rydex Variable Trust - Large-Cap

Growth Fund

2,142

61,165

Rydex Variable Trust - Sector

Rotation Fund

3,320

50,391

Rydex Variable Trust - Hedged

Equity Fund

1,795

50,175

Rydex Variable Trust - Small-Cap

Growth Fund

1,536

49,843

Rydex Variable Trust - Small-Cap

Value Fund

1,681

49,818

Total Mutual Funds

(Cost $2,467,307)

2,516,028

Total Investments 100.0%

(Cost $2,467,307)

$ 2,516,028

Liabilities in Excess of

Other Assets – 0.0%

$

(802)

Net Assets – 100.0%

$ 2,515,226

† Affiliated Funds

* Non-Income Producing Security.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

ESSENTIAL PORTFOLIO MODERATE FUND

MARKET

VALUE

SHARES

(NOTE 1)

MUTUAL FUNDS † 99.9%

Rydex Variable Trust - Europe 1.25x

Strategy Fund

43,690

$ 1,460,994

Rydex Variable Trust - Japan 1.25x

Strategy Fund

38,429

1,046,797

Rydex Variable Trust - Absolute

Return Strategies Fund

24,962

692,201

Rydex Variable Trust - Government

Long Bond 1.2x Strategy Fund

62,172

672,077

Rydex Variable Trust - OTC Fund*

39,189

662,685

Rydex Variable Trust - Commodities

Strategy Fund*

31,983

614,394

Rydex Variable Trust - Large-Cap

Value Fund

17,730

607,078

Rydex Variable Trust - Nova Fund

53,803

587,534

Rydex Variable Trust - Real Estate

Fund

12,135

577,518

Rydex Variable Trust - Mid-Cap

Growth Fund

12,257

401,920

Rydex Variable Trust - Mid-Cap

Value Fund

15,582

376,000

Rydex Variable Trust - Small-Cap

Value Fund

10,145

300,708

Rydex Variable Trust - Multi-Cap

Core Equity Fund

7,568

230,517

Rydex Variable Trust - Sector

Rotation Fund

15,129

229,661

Rydex Variable Trust - Small-Cap

Growth Fund

6,838

221,971

Rydex Variable Trust - Hedged

Equity Fund

7,094

198,347

Rydex Variable Trust - Large-Cap

Growth Fund

6,456

184,381

Rydex Variable Trust - Russell 2000®

1.5x Strategy Fund

4,107

182,509

Total Mutual Funds

(Cost $9,019,126)

9,247,292

Total Investments 99.9%

(Cost $9,019,126)

$ 9,247,292

Other Assets in Excess

of Liabilities – 0.1%

$

10,083

Net Assets – 100.0%

$ 9,257,375

† Affiliated Funds

* Non-Income Producing Security.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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9

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2007

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

MARKET

SHARES

(NOTE 1)

VALUE

MUTUAL FUNDS † 99.9%

Rydex Variable Trust - Japan 1.25x

Strategy Fund

20,954

$

570,779

Rydex Variable Trust - OTC 2x

Strategy Fund

16,937

464,087

Rydex Variable Trust - S&P 500 2x

Strategy Fund

19,116

455,332

Rydex Variable Trust - Europe 1.25x

Strategy Fund

12,166

406,830

Rydex Variable Trust - Real Estate

Fund

6,888

327,802

Rydex Variable Trust - Small-Cap

Value Fund

7,567

224,286

Rydex Variable Trust - Commodities

Strategy Fund*

10,700

205,552

Rydex Variable Trust - Russell 2000®

1.5x Strategy Fund

4,532

201,418

Rydex Variable Trust - Government

Long Bond 1.2x Strategy Fund

16,109

174,143

Rydex Variable Trust - Mid-Cap

Growth Fund

4,740

155,417

Rydex Variable Trust - Small-Cap

Growth Fund

4,645

150,774

Rydex Variable Trust - Absolute

Return Strategies Fund

5,044

139,881

Rydex Variable Trust - Mid-Cap

Value Fund

5,484

132,331

Rydex Variable Trust - Sector

Rotation Fund

6,592

100,066

Rydex Variable Trust - Large-Cap

Value Fund

2,881

98,660

Rydex Variable Trust - Hedged

Equity Fund

2,897

81,011

Rydex Variable Trust - Large-Cap

Growth Fund

2,818

80,476

Rydex Variable Trust - Multi-Cap

Core Equity Fund

2,635

80,271

Total Mutual Funds

(Cost $3,949,844)

4,049,116

Total Investments 99.9%

(Cost $3,949,844)

$ 4,049,116

Other Assets in Excess

of Liabilities – 0.1%

$

4,305

Net Assets – 100.0%

$ 4,053,421

† Affiliated Funds

* Non-Income Producing Security.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

June 30, 2007

Conservative

Essential Portfolio

Essential Portfolio

Essential Portfolio

Fund

Moderate

Fund

Aggressive

Fund

ASSETS

Investments in Underlying Funds at Value* (Notes 1 and 2)

$2,516,028

$9,247,292

$4,049,116

Cash

—

10,507

—

Receivable for Securities Sold (Note 1)

274,999

—

—

Receivable for Fund Shares Sold

—

280,040

12,312

Total Assets

2,791,027

9,537,839

4,061,428

LIABILITIES

Payable for Securities Purchased (Note 1)

290

280,191

5,051

Payable for Fund Shares Redeemed

273,345

273

157

Custody Fees Payable

69

—

—

Cash Due to Custodian Bank

2,097

—

2,799

Total Liabilities

275,801

280,464

8,007

NET ASSETS

$2,515,226

$9,257,375

$4,053,421

NET ASSETS CONSIST OF

Paid-In Capital

$2,463,890

$9,099,982

$3,962,955

Undistributed Net Investment Income

14,464

7,886

1,633

Accumulated Net Realized Loss on Investments

(11,849)

(78,659)

(10,439)

Net Unrealized Appreciation on Investments

48,721

228,166

99,272

NET ASSETS

$2,515,226

$9,257,375

$4,053,421

SHARES OUTSTANDING

96,148

349,853

155,986

NET ASSET VALUES

$26.16

$26.46

$25.99

* The cost of investments is $2,467,307, $9,019,126, and $3,949,844, respectively.

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

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11

STATEMENTS OF OPERATIONS (Unaudited)

Period Ended June 30, 2007

Conservative

Moderate

Aggressive

Essential Portfolio

Essential Portfolio

Essential Portfolio

Fund

Fund

Fund

INVESTMENT INCOME

Dividends from Underlying Funds (Note 1)

$14,498

$

7,937

$

1,655

Total Income

14,498

7,937

1,655

EXPENSES

Custody Fees

142

51

22

Total Expenses

142

51

22

Net Investment Income

14,356

7,886

1,633

REALIZED AND UNREALIZED (GAIN) LOSS ON INVESTMENTS (NOTE 1)

Net Realized Loss on:

Affiliated Investment Securities

(13,343)

(91,664)

(13,308)

Securities Sold Short

—

(132)

—

Total Net Realized Loss

(13,343)

(91,796)

(13,308)

Net Change in Unrealized Appreciation (Depreciation) on:

Affiliated Investment Securities

51,804

300,709

117,320

Net Change in Unrealized Appreciation (Depreciation)

51,804

300,709

117,320

Net Gain on Investments

38,461

208,913

104,012

Net Increase in Net Assets from Operations

$52,817

$216,799

$105,645

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Conservative Fund

Essential Portfolio

Period Ended

Period Ended

2007†

2006*

June 30,

December 31,

FROM OPERATIONS

Net Investment Income

$

14,356

$

5,449

Net Realized Gain (Loss) on Investments

(13,343)

1,713

Net Change in Unrealized Appreciation (Depreciation) on Investments

51,804

(3,083)

Net Increase in Net Assets from Operations

52,817

4,079

Distributions to Shareholders from: (Note 1)

Net Investment Income

—

(5,341)

Realized Gain on Investments

—

(219)

Total Distributions to Shareholders

—

(5,560)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

7,326,134

428,198

Value of Shares Purchased through Dividend Reinvestment

—

5,560

Cost of Shares Redeemed

(5,295,713)

(289)

Net Increase in Net Assets From Share Transactions

2,030,421

433,469

Net Increase in Net Assets

2,083,238

431,988

NET ASSETS—BEGINNING OF PERIOD

431,988

—

NET ASSETS—END OF PERIOD

$ 2,515,226

$431,988

Undistributed Net Investment Income—End of Period

$

14,464

$

108

† Unaudited.

* Since the commencement of operations: October 27, 2006.

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Essential Portfolio

Moderate Fund

Essential Portfolio

Aggressive Fund

Period Ended

Period Ended

Period Ended

Period Ended

2007†

2006*

2007†

2006*

June 30,

December 31,

June 30,

December 31,

$

7,886

$

93,506

$

1,633

$

26,166

(91,796)

14,227

(13,308)

3,402

300,709

(72,543)

117,320

(18,048)

216,799

35,190

105,645

11,520

—

(93,392)

—

(26,105)

—

(1,204)

—

(594)

—

(94,596)

—

(26,699)

10,699,488

3,481,200

4,832,355

592,929

—

94,596

—

26,699

(5,166,600)

(8,702)

(1,427,016)

(62,012)

5,532,888

3,567,094

3,405,339

557,616

5,749,687

3,507,688

3,510,984

542,437

3,507,688

—

542,437

—

$ 9,257,375

$3,507,688

$4,053,421

$542,437

$

7,886

$

—

$

1,633

$

—

See Notes to Financial Statements.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

15

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Net

RATIOS TO

Increase in

AVERAGE NET ASSETS:

NET ASSET

and

Value

Distributions

Distributions

(Decrease)

ASSET

Net Assets,

Net Realized

Net Asset

Net Increase

NET

BEGINNING

Investment

(Losses) on

from

Investment

Net Realized

Total

Asset

END OF

Investment

Total

Investment

Turnover

Period (000’s

VALUE,

Net

Unrealized Gains

Resulting

from Net

from

in Net

VALUE,

Total

Net

Portfolio

End of

Period Ended

OF PERIOD

Income†

Investments

Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses†††

Income

Rate

omitted)

Essential Portfolio Conservative Fund

December 31, 2006*

25.00

.45

(.02)

.43

(.33)

(.01)

(.34)

.09

25.09

1.71%

—

9.77%***

18%

432

June 30, 2007Δ

$25.09

$

.17

$

.90

$ 1.07

$

—

$

—

$

—

$ 1.07

$26.16

4.26%

0.01%**

1.32%**

274%

$ 2,515

June 30, 2007Δ

25.01

.04

1.41

1.45

—

—

—

1.45

26.46

5.80%

—

0.30%**

119%

9,257

Essential Portfolio Moderate Fund

December 31, 2006*

25.00

1.35

(.61)

.74

(.72)

(.01)

(.73)

.01

25.01

2.98%

—

28.35%***

20%

3,508

June 30, 2007Δ

24.48

.02

1.49

1.51

—

—

—

1.51

25.99

6.17%

—

0.17%**

119%

4,053

Essential Portfolio Aggressive Fund

December 31, 2006*

25.00

1.85

(1.10)

.75

(1.24)

(.03)

(1.27)

(.52)

24.48

3.02%

—

39.87%***

34%

542

**

*

Since the commencement of operations: October 27, 2006.

***

Income ratios for the year ended December 31, 2006 were calculated for an abbreviated time frame and are not indicative of future class performance, and are annualized.

Annualized

††

Total investment return does not reflect the impact of any additional fees charged by insurance companies and has not been annualized.

†

Calculated using the average daily shares outstanding for the year.

†††

Does not include expenses of the underlying funds in which the Funds invest.

Δ

Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

erally accepted accounting principles. These differences

Organization

are primarily due to differing treatments for items such

The Rydex Variable Trust (the “Trust”), a Delaware busi-

as deferral of wash sales and post-October losses. Net

ness trust, is registered with the SEC under the

investment income and loss, net realized gains and loss-

Investment Company Act of 1940 (the “1940 Act”) as a

es, and net assets are not affected by these differences.

non-diversified, open-ended investment company and is

D. The preparation of financial statements in conformity

authorized to issue an unlimited number of no par value

with U.S. generally accepted accounting principles

shares. The Trust offers shares of its Funds to insurance

requires management to make estimates and assump-

companies for their variable annuity and variable life

tions that affect the reported amount of assets and liabil-

insurance contracts.

ities and disclosure of contingent assets and liabilities at

At June 30, 2007, the Trust consisted of fifty-five operat-

the date of the financial statements and the reported

ing Funds: twenty-three Benchmark Funds, one Money

amounts of revenues and expenses during the reporting

Market Fund, eight Alternative Strategy Funds, seven-

period. Actual results could differ from these estimates.

teen Sector Funds, three Essential Portfolio Funds and

2.

Financial Instruments

three CLS AdvisorOne Funds. This report covers the

As part of their investment strategies, the underlying

Essential Portfolio Funds (the “Funds”), while the

funds may utilize a variety of derivative instruments,

Benchmark Funds, the Money Market Fund, the

Alternative Strategy Funds, the Sector Funds, and the

including options, futures, options on futures, structured

notes, swap agreements and short sales. These invest-

CLS AdvisorOne Funds are contained in separate

ments involve, to varying degrees, elements of market

reports. Each Fund is a “fund of funds,” which means

risk and risks in excess of the amounts reflected in the

that each Fund seeks to achieve its investment objective

underlying funds’ NAVs.

by investing primarily in other Rydex mutual funds (the

“underlying funds”) instead of in individual securities.

Throughout the normal course of business, the underly-

ing funds enter into contracts that contain a variety of

Rydex Investments provides advisory, transfer agent

and administrative services, and accounting services to

representations and warranties which provide general

indemnifications. The underlying funds’ maximum expo-

the Trust. Rydex Distributors, Inc. (the “Distributor”)

sure under these arrangements is unknown, as this

acts as principal underwriter for the Trust. Both, Rydex

Investments and Rydex Distributors, Inc., are affiliated

would involve future claims that may be made against

the underlying funds and/or their affiliates that have not

entities.

yet occurred. However, based on experience, the under-

Significant Accounting Policies

lying funds expect the risk of loss to be remote.

The following significant accounting policies are in con-

The risk associated with purchasing options is limited to

formity with U.S. generally accepted accounting princi-

the premium originally paid. The risk in writing a covered

ples and are consistently followed by the Trust.

call option is that an underlying fund may forego the

A. Traditional open-end investment companies (“Mutual

opportunity for profit if the market price of the underly-

Funds”) are valued at their Net Asset Value (the “NAV”)

ing security increases and the option is exercised. The

as of the close of business, usually 4:00 p.m., Eastern

risk in writing a covered put option is that an underlying

Time, on the valuation date. Exchange Traded Funds

fund may incur a loss if the market price of the underly-

(“ETFs”) and closed-end investment companies are

ing security decreases and the option is exercised. In

valued at the last quoted sales price.

addition, there is the risk that an underlying fund may not

B. Securities transactions are recorded on the trade

be able to enter into a closing transaction because of an

illiquid secondary market or, for over-the-counter options,

date for financial reporting purposes. Realized gains and

because of the counterparty’s inability to perform.

losses from securities transactions are recorded using the

identified cost basis. Dividend income is recorded on the

There are several risks in connection with the use of

ex-dividend date, net of applicable taxes withheld by

futures contracts. Risks may be caused by an imperfect

foreign countries. Interest income, including amortization

correlation between movements in the price of the

of premiums and accretion of discount, is accrued on a

instruments and the price of the underlying securities. In

daily basis.

addition, there is the risk that an underlying fund may

not be able to enter into a closing transaction because

C. Distributions of net investment income and distribu-

tions of net realized capital gains are recorded on the

of an illiquid secondary market.

ex-dividend date and are determined in accordance with

There are several risks associated with the use of struc-

income tax regulations, which may differ from U.S. gen-

tured notes. Structured securities are leveraged, thereby

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

providing an exposure to the underlying benchmark of

In conjunction with the use of options, futures, options

three times the face amount and increasing the volatility

on futures, swap agreements, as well as short sales of

of each note relative to the change in the underlying

securities, the underlying funds are required to maintain

linked financial instrument. A highly liquid secondary

collateral in various forms. The underlying funds use,

market may not exist for the structured notes an under-

where appropriate, depending on the financial instru-

lying fund invests in which may make it difficult for that

ment utilized and the broker involved, margin deposits

underlying fund to sell the structured notes it holds at an

at the broker, cash and/or securities segregated at the

acceptable price or to accurately value them. In addition,

custodian bank, discount notes, or the repurchase agree-

structured notes are subject to the risk that the counter-

ments allocated to each underlying fund.

party to the instrument, or issuer, might not pay interest

when due or repay principal at maturity of the obliga-

The risks inherent in the use of structured notes, options,

tion. Although the Trust will not invest in any structured

futures contracts, options on futures contracts, swap

agreements, as well as short sales of securities include i)

notes unless Rydex Investments believes that the issuer

adverse changes in the value of such instruments; ii)

is creditworthy, an underlying fund does bear the risk of

imperfect correlation between the price of the instru-

loss of the amount expected to be received in the event

of the default or bankruptcy of the issuer.

ments and movements in the price of the underlying

securities, indices, or futures contracts; iii) the possible

The use of swaps involves risks that are different from

absence of a liquid secondary market for any particular

those associated with ordinary portfolio securities transac-

instrument at any time; and iv) the potential of counter-

tions. Swap agreements may be considered to be illiquid.

party default.

Although the Trust will not enter into any swap agreement

The Trust has established strict counterparty credit

unless Rydex Investments believes that the other party to

guidelines and enters into transactions only with financial

the transaction is creditworthy, the underlying funds bear

institutions of investment grade or better.

the risk of loss of the amount expected to be received

under a swap agreement in the event of the default or

3.

Fees And Other Transactions With Affiliates

Rydex Investments manages the investment and the rein-

vestment of the assets of each of the Funds in accor-

bankruptcy of the agreement counterparty.

There are several risks associated with credit default

dance with the investment objectives, policies, and limita-

swaps. Credit default swaps involve the exchange of a

tions of each Fund, however, the Funds do not pay Rydex

fixed-rate premium for protection against the loss in

Investments a management fee. As part of its agreement

value of an underlying debt instrument in the event of a

with the Trust, Rydex Investments will pay all expenses of

defined credit event (such as payment default or bank-

the Funds, including the cost of transfer agency, fund

ruptcy). Under the terms of the swap, one party acts as a

administration, audit and other services, excluding inter-

“guarantor,” receiving a periodic payment that is a fixed

est expense, taxes (expected to be de minimis), broker-

percentage applied to a notional principal amount. In

age commissions and other expenses connected with

return, the party agrees to purchase the notional amount

the execution of portfolio transactions, short dividend

of the underlying instrument, at par, if a credit event

expenses, and extraordinary expenses.

occurs during the term of the swap. An underlying fund

may enter into credit default swaps in which that under-

Each Fund indirectly bears a proportionate share of the

total operating expenses (including investment manage-

lying fund or its counterparty act as guarantors. By act-

ing as the guarantor of a swap, that underlying fund

ment, shareholder servicing, custody, transfer agency,

assumes the market and credit risk of the underlying

audit and other underlying fund expenses) of the under-

lying funds in which the Fund invests.

Certain officers and trustees of the Trust are also officers instrument, including liquidity and loss of value.

Short sales are transactions in which an underlying fund

sells a security it does not own. If the security sold short of Rydex Investments.

goes down in price between the time the underlying

4.

Federal Income Tax Information

fund sells the security and closes its short position, that

The Funds intend to comply with the provisions of

underlying fund will realize a gain on the transaction.

Subchapter M of the Internal Revenue Code applicable

Conversely, if the security goes up in price during the

to regulated investment companies and will distribute

period, that underlying fund will realize a loss on the

substantially all net investment income and capital gains

transaction. The risk of such price increases is the princi-

to shareholders. Therefore, no Federal income tax provi-

pal risk of engaging in short sales.

sion is required.

18

|

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for deriva-

tives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes reclasses due to net operating losses, non-deductible expenses, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

At June 30, 2007, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securi-

ties for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Unrealized

Unrealized

Unrealized

Tax

Tax

Net

Fund

Cost

Gain

Loss

Gain

Essential Portfolio Conservative Fund

Essential Portfolio Moderate Fund

$2,512,583

9,130,379

$

33,385

$(29,940)

$

3,445

Essential Portfolio Aggressive Fund

3,977,145

186,380

107,292

(69,467)

116,913

(35,321)

71,971

5.

Securities Transactions

During the period ended June 30, 2007, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments, were:

Portfolio

Portfolio

Portfolio

Essential

Essential

Essential

Fund

Fund

Fund

Conservative

Moderate

Aggressive

Purchases

$7,774,365

$11,810,345

$5,674,778

Sales

$5,728,007

$  6,280,717

$2,272,281

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

19

NOTES TO FINANCIAL STATEMENTS (continued)

6.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Purchased through

Shares Purchased

Dividend Reinvestment

Shares Redeemed

Net Shares Purchased

Period Ended

Period Ended

Period Ended

Period Ended

Period Ended

Period Ended

Period Ended

Period Ended

June 30,

2007†

December 31,

June 30,

December 31,

June 30,

December 31,

June 30,

December 31,

2006*

2007†

2006*

2007†

2006*

2007†

2006*

Essential Portfolio Conservative Fund

283,212

17,005

—

222

(204,280)

(11)

78,931

17,216

Essential Portfolio Moderate Fund

409,481

136,774

—

3,802

(199,859)

(345)

209,622

140,231

Essential Portfolio Aggressive Fund

190,713

23,487

—

1,098

(56,886)

(2,426)

133,827

22,159

* Since the commencement of operations: October 27, 2006.

† Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

7.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recog-

nized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax posi-

tions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN

48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted

FIN 48 on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the poten-

tial effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’

financial statements.

8.

Acquisition of Rydex Investments and the Distributor

On June 28, 2007, Rydex NV, Inc. and Security Benefit Corporation (“Security Benefit”) entered into an agreement pur-

suant to which Rydex Investments, together with several other Rydex entities, will be acquired by Security Benefit, a finan-

cial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education, govern-

ment, institutional, and qualified plan markets (the “Transaction”). Upon completion of the Transaction, Rydex Investments and the Distributor will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of Rydex Investments, which in turn will cause the termination of the investment advisory agreement between Rydex Investments and the Funds.

As a result, a Special Meeting of Shareholders (the “Meeting”) of the Funds will be scheduled for the purpose of asking shareholders of record on August 6, 2007, to approve a new investment advisory agreement between Rydex Investments and the Funds under substantially the same terms as the previous investment advisory agreement (the “New Agreement”).

If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction, which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional, and more detailed, infor-

mation about the Transaction and the approval of the New Agreement, including the date of the Meeting, as that informa-

tion becomes available.

The Transaction will have no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex

Investments under the New Agreement, or the persons responsible for the management of the Funds. Thus, the

Transaction should have no impact on the Funds’ shareholders.

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

21

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

22

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

140

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC

(2005 to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive

Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

140

Trustee, Vice President (1970)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice

President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of

Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating

Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

132

Trustee, Chairman of the Board

Rydex Variable Trust – 1998

(1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

132

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

132

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

23

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

132

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to

2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

132

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

132

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

132

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of

Accounting of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Secretary (1966)

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

24

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THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Position and

Principal Occupations

–––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

During Past Five Years

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable

Assistant Treasurer (1966)

Trust, Rydex Dynamic Funds, Rydex ETF Trust (2006 to

present); Vice President of Rydex Investments (2004 to

present); Director of Accounting of Rydex Investments (2003 to

2004); Vice President of Mutual Funds, State Street Bank &

Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

this person is affiliated with the Rydex Investments.

* Officers of the Fund are deemed to be “interested persons“ of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as

THE RYDEX VARIABLE TRUST SEMI-ANNUAL REPORT

|

25

9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800.820.0888

RVAEP-SEMI-3-0607x1207